Exhibit 10.3

                         COMMON STOCK PURCHASE AGREEMENT

     This COMMON STOCK PURCHASE AGREEMENT ("AGREEMENT") is dated as of August 30, 2002, by and among BestNet Communications Corp., a Nevada corporation (the "COMPANY"), and each person or entity who executes a counterpart signature page to this Agreement and is listed as an investor on SCHEDULE I attached to this Agreement (each individually an "INVESTOR" and collectively the "INVESTORS").

                              W I T N E S S E T H:

     WHEREAS, the Company desires to sell and issue up to an aggregate of $250,000 of common stock, par value $.001 per share (the "Shares").

     NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

     "Closing" and "Closing Date" shall have the meanings ascribed to such terms in Section 1.3 herein.

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Common Stock" shall mean the common stock, par value $.001 per share, of the Company.

     "Holder"   and   "Holders"   shall   include  an  Investor  or   Investors,
respectively, and any transferee of the Shares which have been transferred in compliance thereof.

     "Regulation D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

     "Securities" shall mean the Shares or any security issued in exchange for such Shares.

     "Securities Act" or "Act" shall mean the Securities Act of 1933, as amended.

                                    ARTICLE I

                         PURCHASE AND SALE OF THE STOCK

     Section 1.1 PURCHASE AND SALE.

     (a) Upon the following terms and conditions, the Company shall issue and sell to each Investor listed on SCHEDULE I severally, and each Investor listed on SCHEDULE I severally shall purchase from the Company, the number of Shares equal to the following: $250,000 divided by the Per Share Price (as defined immediately below). No fractional shares shall be issued as a result of such calculation.
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     Section 1.2 PURCHASE  PRICE.  The per share  purchase  price for the Shares shall be equal to the product of 70% multiplied by the closing bid price of the Company's common stock on August 28th, 2002 (the "Per Share Price').

     Section 1.3 THE CLOSING.

     (a) The closing of the purchase and sale of the Shares (the "CLOSING") shall take place by mail of signature pages to each of the documents contemplated by this Agreement, following acceptance by the Company of subscriptions for Shares being offered hereby, which acceptance shall not occur until the conditions set forth in Article IV hereof shall be fulfilled or waived in accordance herewith. The date on which the Closing occurs is referred to herein as the "CLOSING DATE."

     (b) On the Closing Date, the Company shall deliver to the applicable Investor the Shares purchased hereunder by such Investor registered in the name of such Investor, and such Investor shall deliver to the Company the purchase price for the Shares purchased by such Investor hereunder by wire transfer in immediately available funds to an account designated in writing prior to the Closing Date by the Company. Each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing Date.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     Section 2.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to each of the Investors from and as of the date hereof through the Closing Date:

     (a) ORGANIZATION AND QUALIFICATION; MATERIAL ADVERSE EFFECT. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Except for the Company's subsidiaries disclosed in its Form 10-KSB for the fiscal year ended August 31, 2001 or its subsequently filed Form 10-QSBs (the "COMPANY SEC FILINGS"), there are no other corporations or other entities (including partnerships, limited liability companies and joint ventures) in which the Company directly or indirectly owns at least a majority of the voting power represented by the outstanding capital stock or other voting securities or interests having voting power under ordinary circumstances to elect a majority of the directors or similar members of the governing body, or otherwise to direct the management and policies, of such corporation or entity. The Company has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not, individually or in the aggregate, have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any adverse effect on the business, operations, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material to such entity and other entities controlling or controlled by such entity, taken as a whole, and any material adverse effect on the transactions contemplated under the Agreement or any other agreement or document contemplated hereby.

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     (b) AUTHORIZATION; ENFORCEMENT. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Securities in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Shares in accordance with the terms of this Agreement have been duly authorized by all necessary action, and no further consent or authorization of the Company is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to the enforcement of creditors' rights generally and by general principles of equity.

     (c) CAPITALIZATION. SCHEDULE 2.1(C) sets forth the outstanding capital stock of the Company. The issued and outstanding shares of capital stock of the Company have been validly issued and are fully paid and non-assessable. Except as set forth on SCHEDULE 2.1(C), there are no outstanding options, warrants, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights exchangeable or convertible into, any ownership interest in the Company.

     (d) ISSUANCE OF SHARES. The Shares are duly authorized and will be, when issued and paid for in accordance with the terms hereof, validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances, except for liens, claims and encumbrances placed upon such Securities by an Investor.

     (e) NO CONFLICTS. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not (i) result in a violation of the organizational documents, as amended, of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party, or result in a violation of any Federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided, that, for purposes of such representation as to Federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Investors and not to the Company. The business of the Company has not been, is not now being conducted in violation of any law, ordinance or regulation of any governmental entity, except for violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or to make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or issue and sell the Shares in accordance with the terms hereof, provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

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     (f) NO MATERIAL ADVERSE CHANGE.  Since May 31, 2002, the date through which the most recent unaudited financial statements (the "FINANCIAL STATEMENTS") of the Company have been prepared, no event which, individually or in the aggregate, when considered with any other event, had or is likely to have a Material Adverse Effect has occurred or exists with respect to the Company, except as otherwise disclosed or reflected in Financial Statements, and as otherwise provided to the Investors prior to the date hereof.

     (g) NO UNDISCLOSED LIABILITIES. Except as set forth in the SEC Filings, the Company does not have any liabilities or obligations not disclosed in the Financial Statements, other than those liabilities incurred in the ordinary course of its respective business since May 31, 2002, or liabilities or obligations, individually or in the aggregate, which do not or would not have a Material Adverse Effect on the Company.

     (h) NO GENERAL SOLICITATION. Neither the Company nor, to the Company's knowledge, any of its affiliates or any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

     (i) INTELLECTUAL PROPERTY. Except as set forth in the SEC Filings, the Company owns, or has legal and valid rights by license, lease, or other agreement to use, all trademarks, trade names, service marks, Internet domain names, logos, assumed names, copyrights, patents, trade secrets, software, databases and names, likenesses and other information concerning real persons, and all registrations and applications therefor (collectively, the "INTELLECTUAL PROPERTY RIGHTS") which are used or are needed to conduct its business as it is now being conducted or as proposed to be conducted. The Company has no reason to believe that the Intellectual Property Rights owned or used by the Company are invalid or unenforceable or that the use of such Intellectual Property Rights by the Company infringes upon or conflicts with any right of any third party, and the Company has no knowledge of a basis for such claim or has received notice of any such infringement or conflict. The Company has no knowledge of any infringement or other violation of the Company's Intellectual Property Rights by any third party. All registrations and applications for material Intellectual Property Rights owned by the Company are valid and subsisting, and standing in the record ownership of the Company. There are no settlements, consents, agreements to forebear or other similar agreements or arrangements to which the Company is bound which materially affects its rights to own, use or enforce any Intellectual Property Rights.

     (j) NO LITIGATION. Except as set forth in the SEC Filings, no litigation or claim (including those for unpaid taxes) against the Company is pending or, to the Company's knowledge, threatened, and no other event has occurred, which if determined adversely would have a Material Adverse Effect on the Company, or would materially adversely effect the transactions contemplated hereby.

     (k) BROKERS. None have been used to complete this transaction and therefore no fees or commissions are due for the monies involved.

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     Section 2.2  REPRESENTATIONS  AND WARRANTIES OF THE INVESTORS.  Each of the
Investors, severally and not jointly, hereby makes the following representations and warranties to the Company as of the date hereof and on the Closing Date:

     (a) AUTHORIZATION; ENFORCEMENT. (i) Such Investor has the requisite power and authority, or the legal capacity, as the case may be, to enter into and perform this Agreement and to purchase the Securities being sold to such Investor hereunder, (ii) the execution and delivery of this Agreement by such Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, as required, and (iii) this Agreement constitutes the valid and binding obligation of such Investor enforceable against such Investor in accordance its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

     (b) NO CONFLICTS. The execution, delivery and performance of this Agreement and the consummation by such Investor of the transactions contemplated hereby do not and will not (i) result in a violation of such Investor's organizational documents, or (ii) conflict with any agreement, indenture, or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, or regulation or any order, judgment or decree of any court or governmental agency applicable to such Investor. Such Investor is not required to obtain any consent or authorization of any governmental agency in order for it to perform its obligations under this Agreement.

     (c) INVESTMENT REPRESENTATION. Such Investor is purchasing the securities purchased hereunder for its own account and not with a view to distribution in violation of any securities laws. With respect to the purchase of the securities pursuant to this Agreement, Investor is not acting as an "underwriter" within the meaning of Section 2(a)(11) of the Securities Act. Such Investor has no present intention to sell the securities purchased hereunder and such Investor has no present arrangement (whether or not legally binding) to sell the Securities purchased hereunder to or through any person or entity; provided, however, that by the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of any of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition.

     (d) ACCREDITED INVESTOR. Such Investor is an "ACCREDITED INVESTOR" as defined in Rule 501 promulgated under the Securities Act. The Investor has such knowledge and experience in financial and business matters in general and investments in particular, so that such Investor is able to evaluate the merits and risks of an investment in the Securities purchased hereunder and to protect its own interests in connection with such investment. In addition (but without limiting the effect of the Company's representations and warranties contained herein), such Investor has reviewed the Company's SEC Filings and received such information as it considers necessary or appropriate for deciding whether to purchase the Securities purchased hereunder. Notwithstanding the foregoing, the Investor has not been provided and is not otherwise in possession of material nonpublic information pertaining to the Company.

     (e) RULE 144. Such Investor understands that Shares must be held indefinitely until such securities are registered under the Securities Act or an exemption from registration is available. Such Investor has been advised or is aware of the provisions of Rule 144 promulgated under the Act.

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     (f)  BROKERS.  Investor  has taken no action,  which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby.

     (g) RELIANCE BY THE COMPANY. Such Investor understands that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Securities.

                                   ARTICLE III

                                    COVENANTS

     Section 3.1 REPLACEMENT CERTIFICATES. The certificate(s) representing the Shares held by any Investor (or then holder) may be exchanged by such Investor (or such holder) at any time and from time to time for certificates with different denominations representing an equal amount of Shares, as the case may be, as reasonably requested by such Investor (or such holder) upon surrendering the same. No service charge will be made for such registration, transfer or exchange.

     Section 3.2 NOTICES. The Company agrees to provide all holders of Shares with copies of all notices and information, including, without limitation, notices and proxy statements in connection with any meetings, contemporaneously with the delivery of such notices or information to such existing members.

     Section 3.3 NO IMPAIRMENT. The Company will not, by amendment of its organizational documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it under this Agreement, but will at all times in good faith assist in the carrying out of all the provisions of such agreements and instruments.

                                   ARTICLE IV

                                   CONDITIONS

     Section 4.1 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO ISSUE AND SELL THE SHARES. The obligation hereunder of the Company to issue and sell the Shares to the Investors is subject to the satisfaction, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

     (a) ACCURACY OF THE INVESTORS' REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such other date).

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     (b)  PERFORMANCE BY THE  INVESTORS.  Each Investor shall have performed all agreements and satisfied all conditions required hereby to be performed or satisfied by such Investor at or prior to the Closing Date.

     (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

     (d) APPROVALS. The Company shall have obtained the requisite consents/approvals with respect to the transactions contemplated by this Agreement in accordance with the Company's organizational documents, including, without limitation, receipt of approval of the Company's board of directors.

     Section 4.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE INVESTORS TO PURCHASE THE SHARES. The obligation hereunder of each Investor to acquire and pay for the Shares is subject to the satisfaction, at or before the Closing Date, of each of the conditions set forth below. These conditions are for each Investor's sole benefit and may be waived by each Investor at any time in its sole discretion.

     (a) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representation and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date which shall be true and correct in all material respects as of such other date), and except that all representations and warranties that by their terms are qualified by reference to "materiality" or to a "Material Adverse Effect" shall be, or have been, true and correct in all respects.

     (b) PERFORMANCE BY THE COMPANY. The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company at or prior to the Closing Date.

     (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority or competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

     (d) OFFICER'S CERTIFICATE. The Company shall have delivered to the Investors a certificate in form and substance reasonably satisfactory to the Investors, executed by the Secretary or an Assistant Secretary of the Company on behalf of the Company, certifying as to the satisfaction of all closing conditions, incumbency of signing officers, charter, Bylaws, good standing and authorizing resolutions of the Company.

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                                    ARTICLE V

                      LEGEND AND STOCK; REGISTRATION RIGHTS

     Section 5.1 LEGEND AND STOCK. Each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES OR (II) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE
ISSUER THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.

     Section 5.2 REGISTRATION RIGHTS. The Shares shall be entitled to `standard piggyback registration rights" based on future registrations undertaken by the company.

                                   ARTICLE VI

                                   TERMINATION

     Section 6.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated at any time prior to the Closing Date by the mutual written consent of the Company and the Investors.

     Section 6.2 OTHER TERMINATION. This Agreement may be terminated by the Company or by any of the Investors at any time if the Closing Date shall not have occurred by the fifth business day following the date of this Agreement; provided, however, that the right to terminate this Agreement under this Section
6.2 shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing Date to have occurred on or prior to such date.

                                   ARTICLE VII

                                  MISCELLANEOUS

     Section 7.1 STAMP TAXES; AGENT FEES. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares pursuant hereto.

     Section 7.2 SPECIFIC ENFORCEMENT; CONSENT TO JURISDICTION.

     (a) The Company and the Investors acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an

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injunction or  injunctions to prevent or cure breaches of the provisions of this
Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

     (b) The Company and each of the Investors (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the District of Arizona, the Arizona State courts and other courts of the United States sitting in Maricopa County, Arizona for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each of the Investors consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

     Section 7.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement together with the agreements and documents executed in connection herewith, contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

     Section 7.4 NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         to the Company:     BestNet Communications Corp.
                             5075 East Cascade Road, Suite K
                             Grand Rapids, Michigan  49546
                             Telephone: (616) 977-9933
                             Facsimile: (616) 977-9955
                             Attn: Robert A. Blanchard

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         with copies to:     Squire, Sanders & Dempsey L.L.P.
                             Two Renaissance Square
                             40 North Central Avenue, Suite 2700
                             Phoenix, Arizona  85004-4498
                             Telephone: 602-528-4134
                             Facsimile: 602-253-8129
                             Attn: Gregory R. Hall, Esq.

         to the Investors:   To each Investor with a copy to its counsel
                             at the addresses set forth on SCHEDULE I of this Agreement.

Any party hereto may from time to time change its address for notices by giving at least five (5) days written notice of such changed address to the other parties hereto. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above.

     Section 7.5 INDEMNITY. Each party shall indemnify, defend and hold harmless each other party against any loss, cost or damages (including reasonable attorney's fees) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement.

     Section 7.6 WAIVERS. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 7.7 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     Section 7.8 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The parties hereto may amend this Agreement without notice to or the consent of any third party. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of such Investors holding a majority in principal amount of the Shares (which consent may be withheld for any reason in their sole discretion), except that the Company may assign this Agreement in connection with a merger, consolidation, business combination or the sale of all or substantially all of its assets provided that the Company is not released from any of its obligations hereunder, such successor in interest or assignee assumes all obligations of the Company hereunder, and appropriate adjustment of the provisions contained in this Agreement is made, in form and substance satisfactory to the Investors, to place the Investors in substantially the same position as they would have been but for such assignment. No Investor may assign this Agreement (in whole or in part) or any rights or obligations hereunder without the Company's prior written consent (which consent may be withheld for any reason in their sole discretion).

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     Section 7.9 NO THIRD PARTY  BENEFICIARIES.  This  Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 7.10 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Arizona without regard to such State's principles of conflict of laws, except for such matters that relate to the Company's corporate governance, which shall be governed by the internal laws of the State of Nevada without regard to such State's principles of conflict of laws.

     Section  7.11  SURVIVAL.   The   representations  and  warranties  and  the
agreements and covenants of the Company and each Investor contained herein shall survive the Closing.

     Section 7.12 EXECUTION. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

     Section 7.13 PUBLICITY. The Company agrees that it will not include in any public announcement the name of any Investor without its consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

     Section 7.14 SEVERABILITY. The parties acknowledge and agree that all representations, warranties, covenants and agreements of the Investors hereunder are several and not joint, that no Investor shall have any responsibility or liability for the representations, warrants, agreements, acts or omissions of any other Investor, and that any rights granted to "Investors" hereunder shall be enforceable by each Investor hereunder.

     Section 7.15 LIKE TREATMENT OF HOLDERS. Neither the Company nor any of its affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee, payment for the redemption or exchange of Securities, or otherwise, to any holder of Securities, for or as an inducement to, or in connection with the solicitation of, any consent, waiver or amendment of any terms or provisions of the Securities or this Agreement, unless such consideration is required to be paid to all holders of Securities bound by such consent, waiver or amendment whether or not such holders so consent, waive or agree to amend and whether or not such holders tender their Securities for redemption or exchange. The Company shall not, directly or indirectly, redeem any Securities unless such offer of redemption is made pro rata to all holders of Securities on identical terms.

     Section 7.16 EXPENSES. Each party shall pay its own expenses incident to the preparation and performance of this Agreement and the documents provided for herein.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                   BESTNET COMMUNICATIONS CORP.,
                                   a Nevada corporation

                                   By:
                                       -----------------------------------------
                                   Name: Robert A. Blanchard
                                   Title: President and CEO


                                   INVESTOR:

                                   By:
                                       -----------------------------------------
                                   Name: Mr. Anthony Silverman
                                   Title:
                                          --------------------------------------

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